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                                                                 EXECUTION COPY
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                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

      ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (the "Agreement"), dated
September 28, 2006, is among Bank of America, National Association, a national banking association ("Assignor"), Banc of America Funding Corporation, a
Delaware corporation ("BAFC"), U.S. Bank National Association, a national banking association, as trustee of the Banc of America Funding 2006-6 Trust
("Assignee"), Wells Fargo Bank, N.A., a national banking association ("Wells
Fargo Bank"), and acknowledged by CitiMortgage, Inc., a New York corporation
("CitiMortgage"), as master servicer of the Banc of America Funding 2006-6
Trust.

      WHEREAS, pursuant to (i) that certain Second Amended and Restated Master
Seller's Warranties and Servicing Agreement, dated as of May 1, 2006 (the
""Servicing Agreement"), by and between Assignor, as purchaser, and Wells Fargo
Bank, as seller and servicer, (ii) that certain Second Amended and Restated
Master Mortgage Loan Purchase Agreement, dated as of May 1, 2006 (the "Purchase
Agreement"), by and between Assignor, as purchaser, and Wells Fargo Bank, as seller, and (iii) that certain Assignment and Conveyance Agreement, dated as of
May 24, 2006 (the "Assignment and Conveyance Agreement" and with the Servicing
Agreement and the Purchase Agreement, the "Purchase and Servicing Agreements"),
each of which is attached in Appendix I hereto, the Assignor purchased the
Mortgage Loans (as defined herein) from Wells Fargo Bank and Wells Fargo Bank currently services the Mortgage Loans;

      WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

      WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee; and

      WHEREAS, on the date hereof, CitiMortgage, Inc., as master servicer (in such capacity, the "Master Servicer") is entering into a Pooling and Servicing
Agreement, dated the date hereof (the "Pooling Agreement"), among BAFC, the
Master Servicer, Wells Fargo Bank, N.A., as the securities administrator (the
"Securities Administrator") and the Assignee, pursuant to which the Master
Servicer shall supervise, monitor and oversee the servicing of the Mortgage
Loans.

      For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

      1.    The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to Assignee, all of the right, title and interest of the Assignor in, to and under the Purchase and Servicing Agreements, and the mortgage loans delivered under such agreement by Wells Fargo Bank to the
Assignor and listed on Exhibit A attached hereto (the "Mortgage Loans").

      The Assignor specifically reserves and does not assign to BAFC or the
Assignee any right, title and interest in, to or under any mortgage loan subject to the Purchase and Servicing Agreements other than the Mortgage Loans.

      2.    The Assignor warrants and represents to, and covenants with, BAFC and the Assignee that:

            a.    The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

            b.    The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to Wells Fargo Bank with respect to the Purchase and Servicing Agreements or the Mortgage Loans;

            c.    The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase and Servicing
Agreements or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Purchase and Servicing Agreements. The
Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Purchase and Servicing Agreements or the Mortgage Loans; and

            d.    Neither the Assignor nor anyone acting on its behalf has
offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the
Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the "33 Act") or which would render the disposition of the Mortgage
Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto.

      3.    From and after the date hereof, Wells Fargo Bank shall note the transfer of the Mortgage Loans to the Assignee in its books and records, and
Wells Fargo Bank shall recognize the Assignee as the owner of the Mortgage
Loans. Notwithstanding anything to the contrary contained in Section 9.01 of the
Servicing Agreement, Wells Fargo Bank shall service the Mortgage Loans pursuant to the Servicing Agreement as modified by Section 6 of this Agreement, for the benefit of the Assignee.

      4.    Wells Fargo Bank hereby represents and warrants to each of the other parties hereto (i) that the representations and warranties of Wells Fargo Bank in Section 3.01 of the Servicing Agreement are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made at and/or as of the date hereof, (ii) that it has serviced the
Mortgage Loans in accordance with the terms of the

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Servicing Agreement, and (iii) that it has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans.

      5.    In accordance with Sections 2.03 and 9.01 of the Servicing
Agreement, the Assignor hereby instructs Wells Fargo Bank, and Wells Fargo Bank hereby agrees, to release from its custody and deliver the Custodial Mortgage
File (as defined in the Servicing Agreement) for each Mortgage Loan to the
Assignee, or a custodian on its behalf under the Pooling Agreement, at the address set forth in Section 7 herein on or before the closing date of the related Securitization Transaction (as defined in the Servicing Agreement).

      6.    Wells Fargo Bank, BAFC and the Assignee hereby agree to the following modifications to the Servicing Agreement:

      a.    Section 4.27. Section 4.27 is hereby modified by deleting such section in its entirety.

      b.    Section 5.02. Section 5.02 is hereby modified to read as follows:

            "Not later than the fifth (5th) Business Day of each month, the
            Company shall furnish to the Master Servicer, with respect to the preceding month, a monthly collection report, a monthly paid in full report that summarizes Mortgage Loans paid in full during the related Due Period and a monthly trial balance as of the last day of the month preceding such Remittance Date in a mutually agreeable electronic format."

      c.    Section 6.04. Section 6.04 is hereby modified by deleting the references to "the Purchaser and any Depositor, or if Wells Fargo
            Bank, N.A. is the Master Servicer," and "the Purchaser and such
            Depositor or if Wells Fargo Bank, N.A. is the Master Servicer" and
            replacing such references with "the Master Servicer."

      d.    Section 6.05. Section 6.05 is hereby modified by deleting such section in its entirety and inserting "[Reserved]".

      e.    Section 6.06. Section 6.06 is hereby modified by deleting the references to "the Purchaser and any Depositor, or if Wells Fargo
            Bank, N.A. is the Master Servicer," and "the Purchaser and such
            Depositor or if Wells Fargo Bank, N.A. is the Master Servicer" and
            replacing such references with "the Master Servicer."

      f.    Section 10.01. Section 10.01(ii) is hereby modified by inserting the following after the word "thirty (30)":

            "(or, in the case of any failure by the Company to perform its obligations under Section 6.04 or Section 6.06, ten (10))"

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      g.    For purposes of clarification, the Servicing Fee Rate is equal to
            0.250% per annum.

      7.    The Assignee's address for purposes of all notices and
correspondence related to the Mortgage Loans and the Purchase and Servicing
Agreements is:

                  U.S. Bank National Association
                  209 S. LaSalle Street, Suite 300
                  Chicago, Illinois 60604
                  Attention: Structured Finance Trust Services, BAFC 2006-6

      BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

                  Banc of America Funding Corporation
                  214 North Tryon Street
                  Charlotte, North Carolina 28255
                  Attention: General Counsel and Chief Financial Officer

      The Master Servicer's address for purposes of all notices and correspondence related to the Mortgage Loans is:

                  CitiMortgage, Inc.
                  4000 Regent Blvd, 3rd floor
                  Irving, Texas 75063
                  Attention: Master Servicing Division

      8.    Wells Fargo Bank shall remit all funds pursuant to the following wire instructions:

            Bank Name:          CitiBank (West)
            Bank City/State:    Glendale, CA
            ABA Number:         321171184
            Account Name:       CMI MSD Clearing
            Account Number:     #070-4913896

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      9.    Wells Fargo Bank hereby acknowledges that CitiMortgage, Inc. has been appointed as the Master Servicer of the Mortgage Loans pursuant to the
Pooling Agreement, and therefore has the right to enforce all obligations of
Wells Fargo Bank, as they relate to the Mortgage Loans, under the Purchase and
Servicing Agreements. Such right will include, without limitation, the right to exercise any and all rights of the Assignor (but not the obligations) under the
Purchase and Servicing Agreements to monitor and enforce the obligations of
Wells Fargo Bank thereunder, the right to terminate Wells Fargo Bank under the
Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by Wells Fargo Bank under the
Purchase and Servicing Agreements, the right to receive all monthly reports and other data required to be delivered by Wells Fargo Bank under the Purchase and
Servicing Agreements, the right to examine the books and records of Wells Fargo
Bank, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by Wells Fargo Bank.

                               [Signatures Follow]

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      IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

                                        Bank of America, National Association,
                                        as Assignor

                                        By:       /s/ Bruce W. Good
                                               ----------------------------
                                        Name:  Bruce W. Good
                                        Title: Principal

                                        U.S. Bank National Association,
                                        as Assignee

                                        By:       /s/ Melissa A. Rosal
                                               ----------------------------
                                        Name:  Melissa A. Rosal
                                        Title: Vice President

                                        Banc of America Funding Corporation

                                        By:       /s/ Scott Evans
                                               ----------------------------
                                        Name:  Scott Evans
                                        Title: Senior Vice President

                                        Wells Fargo Bank, N.A., as servicer

                                        By:       /s/ Patrick Greene
                                               ----------------------------
                                        Name:  Patrick Greene
                                        Title: Senior Vice President

Acknowledged and Agreed as
of the date first written above:

CitiMortgage, Inc., as Master Servicer

By:   /s/ Tommy Harris
   ---------------------
Name:  Tommy Harris
Title: Senior Vice President

       [Assignment, Assumption and Recognition Agreement for BAFC 2006-6]

                                    EXHIBIT A

                           Schedule of Mortgage Loans

             [Please see Exhibit D to Exhibit 4.1 of this Form 8-K]

                                       A-1

                                   APPENDIX I

                        Purchase and Servicing Agreements

             [Please see Exhibits 10.2(A) and (B) of this Form 8-K]